                                                                      Exhibit 24

                             DIRECTOR AND OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


     The undersigned Director and Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 1998, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

        EXECUTED as of March 27, 1998.





                           Signature:
                                     -----------------------------------------
                           Printed Name:      Ronald Ratner
                                        --------------------------------------
                           Title:        Executive Vice President
                                 ---------------------------------------------

                            DIRECTOR AND OFFICER OF

                         FOREST CITY ENTERPRISES, INC.

                                   FORM 10-K

                               POWER OF ATTORNEY


        The undersigned Director and Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles
A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 1998, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

        EXECUTED as of March 26, 1998.





                          Signature:
                                     -----------------------------------------
                          Printed Name:     James Ratner
                                       ---------------------------------------
                          Title:         Executive Vice President
                                ------------------------------------------------

                             DIRECTOR AND OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


        The undersigned Director and Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles
A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 1998, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

        EXECUTED as of March 26, 1998.





                          Signature:
                                     -------------------------------------
                          Printed Name:     Brian J. Ratner
                                     -------------------------------------
                          Title:     Sr. Vice President - Development
                                     -------------------------------------

                             DIRECTOR AND OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


        The undersigned Director and Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles
A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 1998, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

        EXECUTED as of March 27, 1998.





                           Signature:
                                     -------------------------------------
                           Printed Name:     Albert Ratner
                                     -------------------------------------
                           Title:    Co-Chairman of the Board
                                     -------------------------------------

                             DIRECTOR AND OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


        The undersigned Director and Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles
A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 1998, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

        EXECUTED as of March 27, 1998.





                           Signature:
                                     -------------------------------------
                           Printed Name:    Samuel H. Miller
                                     -------------------------------------
                           Title:    Treasurer & Co-Chairman of the Board
                                     -------------------------------------

                                   DIRECTOR OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


        The undersigned Director of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 1998, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney.

        EXECUTED as of March 28, 1998.





                            Signature:
                                     ----------------------------------------
                            Printed Name:   J Maurice Struchen
                                         ------------------------------------
                            Title:           Director
                                             ---------------------------------

                                   DIRECTOR OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


        The undersigned Director of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 1998, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney.

        EXECUTED as of March 27, 1998.





                              Signature:
                                        ----------------------------------
                              Printed Name:     Joan K. Shafran
                                           -------------------------------
                              Title:  Director
                                     -------------------------------------

                                   DIRECTOR OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


        The undersigned Director of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 1998, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney.

        EXECUTED as of March 27, 1998.





                               Signature:
                                          --------------------------------

                               Printed Name:    Deborah Ratner Salzberg
                                            ------------------------------

                               Title:      Vice President, Asset Manager
                                     -------------------------------------

                                   DIRECTOR OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


        The undersigned Director of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 1998, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney.

        EXECUTED as of March 26, 1998.





                             Signature:
                                     -------------------------------------
                             Printed Name:     Jerry V. Jarrett
                                     -------------------------------------
                             Title:     Director
                                     -------------------------------------

                                   DIRECTOR OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


        The undersigned Director of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 1998, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney.

        EXECUTED as of March 26, 1998.





                                     Signature:
                                                --------------------------
                                     Printed Name:    Michael P. Esposito
                                                  ------------------------
                                     Title:     Director
                                          --------------------------------

                                   DIRECTOR OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


        The undersigned Director of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 1998, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney.

        EXECUTED as of March 27, 1998.





                                 Signature:
                                           -------------------------------
                                 Printed Name:  Scott Cowen
                                              ----------------------------

                                 Title:    Director
                                     -------------------------------------

                                  OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


        The undersigned Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 1998, and any and all amendments thereto to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney.

        EXECUTED as of March 27, 1998



                                 Signature:
                                           -------------------------------
                                 Printed Name:    Thomas G. Smith
                                     -------------------------------------
                                 Title:     CFO, Sr. V.P., Secretary
                                       -----------------------------------

                                   OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


        The undersigned Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 1998, and any and all amendments thereto to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney.

        EXECUTED as of March 28, 1998



                               Signature:
                                        ----------------------------------
                               Printed Name:    Linda M. Kane
                                            ------------------------------
                               Title:   Vice President - Corp.Controller
                                     -------------------------------------